Scudder
Choice Series:

Scudder Financial
Services Fund

Scudder
Health Care Fund

Scudder
Technology Fund


Annual Report
May 31, 1998

Pure No-Load(TM) Funds

Three pure no-load(TM) funds which each seek long-term growth of capital by investing primarily in common stocks and other equity securities of companies in a group of related industries.


SCUDDER                    (logo)

--------------------------------------------------------------------------------
Scudder Financial
Services Fund             Date of Inception: 11/3/97      Ticker Symbol:  SCFSX

Scudder Health Care Fund  Date of Inception: 3/2/98       Ticker Symbol:  SCHLX

Scudder Technology Fund   Date of Inception: 3/2/98       Ticker Symbol:  SCUTX
--------------------------------------------------------------------------------

o Scudder Financial Services Fund provided a strong total return of 18.73% for the abbreviated annual period beginning with the Fund's inception on November 3, 1997, and ending May 31, 1998. Financial services stocks performed well during the period, rebounding impressively in February and March after a brief correction in January 1998.

o Scudder Health Care Fund provided a total return of 0.67% for the abbreviated annual period beginning with the Fund's inception on March 2, 1998, and ending May 31, 1998. While large-cap S&P 500 stocks were the strongest performers, small- to mid-cap health care stocks underperformed and limited the Fund's total return during the period.

o Scudder Technology Fund provided a total return of 0.58% for the abbreviated annual period beginning with the Fund's inception on March 2, 1998, and ending May 31, 1998. Technology stocks overall provided positive returns in March and April, but declined in May due to exposure to the Asian financial crisis.


                                Table of Contents


 3  Letter from the Series'     Scudder Health                   26  Financial Statements
    President                   Care Fund                        32  Notes to Financial
                                                                     Statements
Scudder Financial                 9  Portfolio Management        35  Report of Independent
Services Fund                        Discussion                      Accountants
                                 12  Portfolio Summary           36  Officers and Trustees
 4  Portfolio Management         20  Investment Portfolio        37  Investment Products
    Discussion                   30  Financial Highlights            and Services
 7  Performance Update                                           38  Scudder Solutions
 8  Portfolio Summary           Scudder
17  Investment Portfolio        Technology Fund
29  Financial Highlights
                                 13  Portfolio Management
                                     Discussion
                                 16  Portfolio Summary
                                 23  Investment Portfolio
                                 31  Financial Highlights

                            2 - Scudder Choice Series

                        Letter from the Series' President

Dear Shareholders,

     We are pleased to present the first combined annual report for the Scudder Choice Series, which includes Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund. The Trustees of all three funds have approved the change of each Fund's fiscal year end to May 31. Going forward, you can expect to receive regular reports following the Funds' annual and semiannual periods ending in May and November.

     We're also pleased to note that all three funds have experienced rapid growth in assets since their introductions in November (Scudder Financial Services Fund) and March (Scudder Health Care Fund and Scudder Technology Fund), with combined net assets of $115 million as of May 31. For information about each Fund's performance, investment environment, portfolio strategy, and outlook, please see the portfolio management discussions that begin on page 4.

     For those of you interested in new Scudder products, we recently introduced two additions to Scudder's series of growth and income offerings. Scudder Real Estate Investment Fund, launched on April 6, invests primarily in Real Estate Investment Trusts, and is designed to allow investors to participate in the impressive long-term growth potential of the U.S. real estate industry. Our second new offering, Scudder Dividend & Growth Fund, will commence operations on July 17. Designed to be conservatively managed, Dividend & Growth Fund will seek high current income and growth of capital by investing primarily in income-paying U.S. stocks and other equity-based securities. Please see page 37 for more information on Scudder products and services.

     Thank you for your interest and investment in the Scudder Choice Series. Please do not hesitate to contact Investor Relations at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Choice Series


                           3 - Scudder Choice Series

                         Portfolio Management Discussion

                         Scudder Financial Services Fund

In the following interview, Co-Lead Portfolio Managers Thaddeus Paluszek and Peter Taylor discuss Scudder Financial Services Fund's strategy and the market environment during the period since the Fund began operations on November 3, 1997.

Q:  How has Scudder Financial Services Fund performed in its first seven months?

A: The Fund's total return for the period since its inception was 18.73% as of May 31, 1998. The total return of the Fund's unmanaged benchmark, the Standard & Poor's Financial Index, was 18.62% over the same period.

Q:  How do you view the Fund's performance?

A: We are pleased, both on an absolute and a comparative basis. Many financial services stocks performed well during the period, but there was actually more turbulence in the sector than the numbers indicate. Concerns related to Asian economic difficulties, temporary increases in interest rates, and profit taking after the 1997 year-end rally contributed to volatile market conditions in January. However, we saw a resurgence in the sector in February and March as interest rates declined. While the end of the period was again characterized by worry over Asian markets, the U.S. economy remained strong and low interest rates helped moderate volatility in the sector.

Q:  Please discuss your portfolio strategy.

A: Our investment approach is research based and "bottom up." We try to identify positive changes in company fundamentals and find companies that have a competitive advantage. We're looking for companies that have the value drivers -- including attractive price-to-earnings and price-to-book ratios, improving earnings trends, and a favorable franchise and business mix -- that we believe may enable them to outperform. We're particularly interested in companies that have undergone important changes that haven't yet been recognized by the marketplace. We also incorporate a strong measure of risk control that includes broad diversification within the sector and limits any one holding to 5% of the Fund's assets.

Q:  What types of financial services stocks did you favor during the period?

A: The Fund's portfolio has been modestly underweighted in banks, 43% as of May 31, 1998, and somewhat overweighted in insurance (37%), compared to the S&P Financial Index, the Fund's benchmark. Banks comprise about 50% of the Index and insurance companies account for about 30%. We favored insurance companies over banks in large part because of their better valuations. As part of our effort to control risk, we steered clear of what we view as the more volatile areas of investment banking and brokerage firms, which account for about 2.5% of the Index.

Q:  Can you discuss some of the Fund's bank holdings?

A: We continue to be impressed with BankAmerica Corp., the Fund's fifth largest holding. We believe BankAmerica maintains one of the premier retail banking franchises in the country and has been very focused on improving financial


                           4 - Scudder Choice Series
results and creating value for shareholders. In April, BankAmerica announced a merger with NationsBank, creating a larger, more diversified company, and we believe it remains a very attractive holding. We also owned shares of both Citicorp and Travelers Group, Inc., now awaiting regulatory approval of their merger announced in April which will create the largest bank holding company in the country. Interestingly, while mergers in the financial services sector have been plentiful over the past few years, they no longer seem to guarantee big near-term payoffs for shareholders via large up-front premiums, but have longer term investment attraction. The Citicorp/Travelers transaction was a good example of a "merger of equals" -- two industry giants joined forces and created a new company with dynamic long-term prospects.

Q:  How about the insurance sector?

A: We like American International Group (AIG), the Fund's third largest holding, a truly international insurance player with several characteristics that differentiate it from the average insurance company. The company is AAA-rated with what we view as a superb balance sheet and has consistently produced an underwriting profit for many years. In addition, AIG has established offices in key countries worldwide. In most cases, they have a history of several decades in their foreign offices -- AIG has been in China since 1920 -- so they have local talent in place to run their operations successfully.

On the life insurance side, we've added to our holdings of Hartford Life and Nationwide Financial Services, significant players in retirement and tax planning services. These companies have been very profitable, using advances in

                           5 - Scudder Choice Series
technology to produce variable life products with extremely low acquisition costs and marketing them through multiple distribution channels.

Q:  What is your outlook for the financial services sector?

A: The outlook continues to be positive for the sector, thanks to continuing low interest rates and the strong economy. Mortgage refinancings and new housing starts are up, which is producing strong demand for mortgage financing and homeowners insurance. Longer term, homeowners who reduce their monthly payments free up money for other purposes, and seem to be good candidates for financial products related to retirement. We also anticipate more merger and acquisition activity throughout the sector, although this area may not have the same upside potential as it has in past years. Overall, the financial services industry has enjoyed three years of outperformance of the S&P 500, and the coming year may be a more challenging one. But we believe the ongoing changes in this industry -- consolidations, deregulation, advances in technology -- continue to provide attractive opportunities for investors. We will seek to capitalize on those changes as we pursue long-term growth of capital for the Fund's investors.



                        Scudder Financial Services Fund:
                          A Team Approach to Investing

  Scudder Financial Services Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.


  Co-Lead Portfolio Managers Thaddeus Paluszek and Peter Taylor have responsibility for the Fund's day-to-day management and investment strategies. Mr. Paluszek, who joined the Adviser in 1993, has 18 years of investment industry experience and specializes in global banking, consumer finance, commercial finance and financial transaction processing companies. Mr. Taylor joined the Adviser in 1989 as an equity analyst and focuses on insurance companies, asset management companies and government-sponsored enterprises. Mr. Taylor has 29 years of investment industry experience. William Truscott serves as a Portfolio Manager for the Fund. Mr. Truscott, who joined the Adviser in 1992 and has 15 years of investment industry experience, was a portfolio manager and equity research analyst from 1992 to 1996, focusing on Latin American securities. He is currently the Adviser's Director of Global Equity Research.

                           6 - Scudder Choice Series

                      Performance Update as of May 31, 1998
                         Scudder Financial Services Fund

----------------------------------------------------------------
PORTFOLIO INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
5/31/98   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER FINANCIAL SERVICES FUND
--------------------------------------
Life
of Fund* $11,873    18.73%       --

--------------------------------------
S&P FINANCIAL INDEX
--------------------------------------
Life
of Fund*  $11,862   18.62%       --

* The  Fund  commenced  operations  on
November 3, 1997.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER FINANCIAL SERVICES FUND
Year            Amount
----------------------
11/3/97*         10000
11/97            10192
12/97            10805
1/98             10521
2/98             10423
3/98             12066
4/98             12166
5/98             11873

S&P FINANCIAL INDEX
Year            Amount
----------------------
11/3/97*         10000
11/97            10134
12/97            10642
1/98             10340
2/98             11313
3/98             11958
4/98             12156
5/98             11862

The Standard & Poor's Corporation (S&P) Financial Index is a capitalization weighted price only index representing 11 financial groups and 74 financial companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index
Total Return (%) with the exact points listed in the table below.

PERIOD ENDED MAY 31


                          1998*
                       ----------
NET ASSET VALUE.....   $  14.22
INCOME DIVIDENDS....   $    .03
CAPITAL GAINS
DISTRIBUTIONS.......   $     --
PORTFOLIO TOTAL
RETURN (%)..........      18.73
INDEX TOTAL
RETURN (%)..........      18.62


Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the Fund would have been lower.

                           7 - Scudder Choice Series

                      Portfolio Summary as of May 31, 1998
                         Scudder Financial Services Fund

Chart Title: Asset Allocation

Equity Holdings                 97%
Cash Equivalents                 3%
-----------------------------------
                               100%
-----------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund retained a modest cash
position during the period.

Chart Title: Diversification
(Excludes 3% Cash Equivalents)

Banks                           43%
Insurance                       37%
Other Financial Companies       13%
Consumer Finance                 7%
-----------------------------------
                               100%
-----------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Compared with its benchmark,
the S&P Financial Index, the Fund
was underweighted in banks and
overweighted in insurance
companies as of May 31.

-------------------------------------------------
Ten Largest Equity Holdings
(36% of Portfolio)
-------------------------------------------------
1.  Federal National Mortgage Association
    Insurance and holder of mortgage loans
2.  Norwest Corp.
    Commercial banking
3.  American International Group, Inc.
    Major international insurance holding company
4.  First Union Corp.
    Commercial banking in the southeast
5.  BankAmerica Corp.
    Commercial banking
6.  Travelers Group, Inc.
    Provider of diversified financial services
7.  NationsBank Corp.
    Commercial banking
8.  Fremont General Corp.
    Insurance and financial services
9.  Allstate Corp.
    Property, liability and life insurance company
10. Chase Manhattan Corp.
    Commercial banking

BankAmerica remains one of
the premier retail banking
franchises in the United
States following its merger
with NationsBank.

------------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 17. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                           8 - Scudder Choice Series

                         Portfolio Management Discussion

                            Scudder Health Care Fund

In the following interview, Lead Portfolio Manager James E. Fenger discusses Scudder Health Care Fund's strategy and the market environment during the period since the Fund began operations on March 2, 1998.

Q: How has Scudder Health Care Fund performed in its first months?

A: The Fund's total return for the brief period since its inception was 0.67% as of May 31, 1998, in keeping with the generally lackluster performance of the health care sector over the period.

Q: How do you view the Fund's performance?

A: The period in question is too short to provide a real basis for evaluating performance. Performance was helped by significant ownership in large pharmaceutical companies such as Pfizer and Warner Lambert. Pfizer rallied on a strong initial launch of Viagra, a new treatment for impotence. Warner Lambert's stock continued to rise due to strong performance of Lipitor, used to treat elevated levels of cholesterol, and Rezulin, a unique new diabetes drug. Two other factors during the brief three-month period limited Fund returns. First, the market for health care stocks was strongest in March, when we were still in the process of becoming fully invested, and then declined through May. Second, the dominating factor during the period continued to be the large stocks that make up the S&P 500 Index. While about half of the Fund's assets are invested in large company stocks, the other half are in small- and mid-cap companies. These companies seem to have strong long-term prospects, but underperformed during the period.

Q: What are some of the benefits of investing in the health care sector?

A: We believe this sector has many strong positives from an investment standpoint, starting with demographics. In the United States and other developed nations, an aging population is accelerating the use of health care products and services. In less developed countries, growing economies are expected to increase health care expenditures as a percentage of GDP. Health care also tends to have less cyclical growth than other areas of the economy because it is more dependent on an aging population than on the ups and downs of the business cycle. As an example, the Asian financial crisis, which rocked the broader markets, had relatively little impact on the health care sector.

Q: What is your investment strategy?

A: The Fund is managed with long-term growth as the key objective. We attempt to maximize long-term performance by investing in what we view as high quality companies with above-average sustainable growth that sell at reasonable valuations. Small-cap investing is a significant focus for the Fund, with 15% to 20% of Fund holdings in companies with less than $1 billion in market capitalization. Another 35% to 40% of Fund assets are invested in mid-cap stocks with market caps between $1 billion and $10 billion. We attempt to minimize risk among our smaller-cap holdings by limiting position sizes and diversifying among therapeutic categories and time frames to development. We believe this strategy is very useful in controlling potential volatility in industry areas such as

                           9 - Scudder Choice Series
emerging research, biotech, and medical device companies.

Q: How are the Fund's assets allocated?

A: As of May 31, 1998, 40% of the Fund was invested in pharmaceutical stocks, approximately one quarter of which was concentrated in foreign based companies. Medical devices and supplies represented 19% of total Fund holdings, and 14% of assets were in biotechnology and emerging drug discovery companies. Much of the remaining 28% of Fund assets were invested in health care service companies with representation across several areas including information systems, managed care, contract research and sales organizations, health care facilities, and distribution.

Q: Can you discuss some of the Fund's investment themes and specific holdings?

A: New technologies are a key area of investment for the Fund. Recent discoveries in the development of new drugs and medical devices have provided the medical community with an opportunity to treat illnesses more effectively. In addition to their therapeutic benefits, many of these new products seem to ultimately lower overall health care costs by decreasing hospital stays, reducing surgical trauma, or even eliminating the onset of various diseases or symptoms. Long term, we believe companies involved in these new technologies are well positioned for strong growth.

One particular area of focus for the Fund is companies specializing in innovative methods of drug delivery. New drug delivery technologies are important as they increase user compliance due to less frequent dosing. They may

                          10 - Scudder Choice Series
also improve efficacy and side effects as the peaks and valleys of traditional dosing regimens are diminished. A good example of a company we own shares of, specializing in drug delivery, is Alkermes. Alkermes has developed a technology that enables proteins or peptides to be released over periods as long as one month from a single injection. This replaces the need for daily or weekly injections for certain medical conditions.

Q: What is your outlook for the health care sector?

A: Our long-term outlook is very positive. We believe that, in many ways, today's medical breakthroughs are analogous to discoveries made in the computer industry over the last 20 years, and they are likely to have significant business and social ramifications well into the next century. New drug discovery methods are greatly expanding potential for effective drug treatments. Updated FDA approval guidelines have increased new drug flow and enabled new drugs to reach the market in six to 12 months rather than two to three years. Direct consumer drug advertising is spurring demand at the user level, and in an industry with no single dominant player, merger and takeover activity is also a positive factor in our view. We will seek to capitalize on these trends as we pursue long-term growth of capital for the Fund's investors.

                            Scudder Health Care Fund:
                          A Team Approach to Investing

  Scudder Health Care Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.


  Lead Portfolio Manager James Fenger has responsibility for the Fund's day-to-day management and investment strategies. Mr. Fenger has 15 years of investment industry experience and specializes in pharmaceutical (domestic and foreign) and biotechnology companies, as well as medical technology and hospital supply firms. Mr. Fenger has been a health care investment analyst with the Adviser for 15 years. Sally Yanchus, Portfolio Manager, contributes expertise in small-cap medical devices and medical technology companies for the global equity group. Prior to joining the Adviser in September 1997, Ms. Yanchus was a sell-side analyst for six years covering various health care industries. Leefin Lai, Portfolio Manager, has over five years of investment industry experience and specializes in small- and mid-cap pharmaceutical and biotechnology companies. Prior to joining the Adviser, Ms. Lai was a senior tax accountant for Baxter Healthcare Corporation and a tax specialist for KPMG Peat Marwick.

                           11 - Scudder Choice Series

                      Portfolio Summary as of May 31, 1998
                            Scudder Health Care Fund

Chart Title: Asset Allocation

Equity Holdings                100%
-----------------------------------
                               100%
-----------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund was fully invested at
the close of the period.

Chart Title: Diversification

Pharmaceuticals                 40%
Medical Supply & Specialty      19%
Health Industry Services        18%
Biotechnology                   14%
Chemicals                        4%
Other                            5%
-----------------------------------
                               100%
-----------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Approximately one quarter of the
Fund's pharmaceutical holdings
are based overseas.

-------------------------------------------------
Ten Largest Equity Holdings
(35% of Portfolio)
-------------------------------------------------

1.  Warner-Lambert Co.
    Drugs, toiletries and food products
2.  Pfizer, Inc.
    Leading international pharmaceutical company
3.  Bristol-Myers Squibb Co.
    Diversified  pharmaceutical and consumer products company
4.  Schering-Plough Corp.
    Pharmaceutical and consumer products
5.  HEALTHSOUTH Corp.
    Medical rehabilitation services
6.  HBO & Company, Inc.
    Designer of computerized information systems to the healthcare industry
7.  American Home Products Corp.
    Major diversified pharmaceutical company
8.  Guidant Corp.
    Developer and manufacturer of products used in minimally invasive surgery
9.  Merck & Co. Inc.
    Leading ethical drug manufacturer
10. Eli Lilly & Co.
    Leading pharmaceutical company

Several top holdings are
positioned to benefit from
growing  consumer demand for
pharmaceutical products.

-------------------------------------------------------------------------------
For more complete details about the Fund's investments, see page 20. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                           12 - Scudder Choice Series

                         Portfolio Management Discussion

                             Scudder Technology Fund

In the following interview, Lead Portfolio Manager J. Brooks Dougherty discusses Scudder Technology Fund's strategy and the market environment during the period since the Fund began operations on March 2, 1998.

Q: How has Scudder Technology Fund performed in its first months?

A: The Fund's total return for the brief period since its inception was a positive 0.58% as of May 31, 1998.

Q:  How do you view the Fund's performance?

A: It's really too soon to evaluate the Fund's performance. However, considering the market environment during the Fund's start-up period, we are reasonably pleased with its performance. Several factors limited returns, most notably price declines brought on by exposure of semiconductor, computer hardware, and computer peripherals companies to the economic problems in Asia. In addition, severe overcapacity in the semiconductor and disk drive markets forced prices to very low levels.

Q: What are some of the benefits of investing in technology companies?

A: In recent years the technology sector has enjoyed one of the fastest growth rates in the United States due to continued strong demand from corporate and individual consumers around the globe for improved ways to enhance productivity, communication, and learning. Technology companies currently account for 14% of the S&P 500, and growth in specific industries has been double-digit compared to overall U.S. economic growth of 3% to 4%. We believe this sector offers almost unlimited opportunities for investors to capitalize on the growth of new technologies and new companies that may become the IBM or Microsoft of tomorrow.

Q: What is your investment strategy?

A: The Fund is managed with long-term growth as the key objective, and under normal market conditions seeks to be as fully invested as possible. We run a concentrated portfolio of approximately 50 stocks which provides some diversification among industries within the technology sector but allows us to overweight our best ideas. The Fund invests in six key technology sectors: semi-conductors, software, hardware, network/telecommunications, services, and Internet. We generally try to maintain our sector weighting at 200% to 50% of the composition of the Fund's benchmark, the Goldman Sachs Technology Composite Index. We also attempt to control risk by seeking to limit small-cap holdings to less than 25% of the Fund's total net assets. We believe that while the smallest companies can offer very attractive growth opportunities, they also entail considerable liquidity risks in declining markets.


                          13 - Scudder Choice Series

Q: What is the Fund's single largest position?

A: As of May 31, 1998, Ascend Communications Inc. was the Fund's largest holding, at 3.8% of the portfolio. In total, the ten largest holdings accounted for 30% of the portfolio.

Q: Can you discuss some of the Fund's investment themes and specific holdings?

A: We believe the Internet is a growth opportunity that will continue to drive growth in other areas for years to come. In addition to companies that produce networking hardware and software, we believe that there is tremendous potential in the areas of computer security, such as encryption and transaction confidentiality. We also see strong growth in commerce and banking, ranging from electronic payment systems to worldwide electronic distribution of goods and services.

The Fund's third largest holding, Cisco Systems, Inc., manufacturer of computer network products, yielded capital appreciation of 19% during the period. It is currently consolidating and leveraging its strong industry position and has benefited from strong demand from telecommunication equipment carriers. The fifth largest holding, EMC Corporation, is the dominant mainframe and open system storage vendor and has shown steady growth by helping companies consolidate their data centers. EMC gained 12% during the period.

Q: What is your outlook for the technology sector?

A: Our long-term outlook is positive, but this is an industry characterized by volatility in the short term. We believe that the continuing market dominance of


                           14 - Scudder Choice Series
the large-cap stocks of the S&P 500 is likely to overpower smaller technology companies for the rest of the year, but we believe many of the other factors affecting the sector are more transitory. We expect demand for computer hardware to pick up in the second half and anticipate better earnings in that industry. We don't expect to see an upturn in Asian demand before the end of the year, and don't anticipate favorable pricing conditions for companies selling in Asia until March 1999 at the earliest. We will seek to capitalize on these trends as we pursue long-term growth of capital for the Fund's investors.

                            Scudder Technology Fund:
                          A Team Approach to Investing

  Scudder Technology Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.


  Brooks Dougherty, Lead Portfolio Manager, joined the Adviser in 1993 as an equity analyst specializing in technology companies. Mr. Dougherty has 14 years of industry experience. Robert Horton, Portfolio Manager, joined the Adviser in 1996 and has nine years of industry experience. Virginea Stuart, Portfolio Manager, joined the Adviser in 1996 and has four years of industry experience. Paul Svetz, Portfolio Manager, joined the Adviser in 1988 and has over 25 years of industry experience. Christine Chien, Portfolio Manager, specializes in networking, semiconductors, semiconductor equipment, personal computers, workstations, CAD/CAM and household products. Ms. Chien, who has 11 years of investment industry experience, joined the Adviser in 1991. Deb Koch, Portfolio Manager, is responsible for security analysis for software/data services, aerospace/defense and conglomerates. Ms. Koch joined the Adviser in 1992.

                           15 - Scudder Choice Series

                     Portfolio Summary as of May 31, 1998
                             Scudder Technology Fund

Chart Title: Asset Allocation

Equity Holdings                 91%
Cash Equivalents                 9%
-----------------------------------
                               100%
-----------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund gradually reduced its cash
position during its start-up phase.

Chart Title: Diversification
(Excludes 9% Cash Equivalents)

Computer Software               25%
Telecommunications Equipment    16%
Electronic Data Processing      12%
EDP Peripherals                  9%
Miscellaneous Commercial
Services                         7%
EDP Services                     7%
Semiconductors                   7%
Health Industry Services         6%
Office/Plant Automation          4%
Other                            7%
-----------------------------------
                               100%
-----------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

A concentrated portfolio of
approximately 50 stocks allows
the Fund to diversify across
sectors while overweighting our
best ideas.

-------------------------------------------------
Ten Largest Equity Holdings
(30% of Portfolio)
-------------------------------------------------

1.  Ascend Communications, Inc.
    Developer and producer of a variety of high-speed wide area network access products
2.  Lucent Technologies, Inc.
    Producer of public and private networks, communication systems and software, and telecommunication systems
3.  Cisco Systems, Inc.
    Manufacturer of computer network products
4.  Sun Microsystems, Inc.
    Producer of high-performance workstations, servers and networking software
5.  EMC Corp.
    Manufacturer of enhancement  products for computer  systems
6.  HBO & Company, Inc.
    Designer of computerized information systems to the healthcare industry
7.  Nokia AB Oy
    Leading cellular telephone manufacturer
8.  Ciena Corp.
    Manufacturer of dense wavelength multiplexing systems for fiberoptic telecommunication networks
9.  Computer Associates International, Inc.
    Designer and producer of standardized software for various business applications
10. Parametric Technology Corp.
    Mechanical design software producer

Top holdings reflect the
growing demand for computer
network products and services.

-------------------------------------------------------------------------------
For more complete details about the Fund's investments, see page 23. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                           16 - Scudder Choice Series

                     Investment Portfolio as of May 31, 1998

                         Scudder Financial Services Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Cash Equivalents 2.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 5/29/98 at
  5.55%, to be repurchased at $1,075,497 on 6/01/98, collateralized by a                                          ------------
  $1,090,000 U.S. Treasury Note, 6.375%, 5/15/99 (Cost $1,075,000) ......................      1,075,000             1,075,000
                                                                                                                  ------------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 97.1%
------------------------------------------------------------------------------------------------------------------------------
Banks 42.2%
BANC ONE CORP. ..........................................................................         19,130             1,054,541
BankAmerica Corp. .......................................................................         17,200             1,422,220
BankBoston Corp. ........................................................................          7,100               748,163
Chase Manhattan Corp. ...................................................................          8,300             1,128,281
Citicorp ................................................................................          2,700               402,638
First American Corp. (Tennessee) ........................................................          5,800               268,975
First Chicago NBD Corp. .................................................................          8,000               699,500
First Security Corp. ....................................................................         16,150               367,413
First Union Corp. .......................................................................         25,880             1,431,488
Imperial Bancorp* .......................................................................          9,800               286,650
KeyCorp .................................................................................         11,000               417,313
Mellon Bank Corp. .......................................................................          9,400               633,913
National City Corp. .....................................................................          7,800               528,450
NationsBank Corp. .......................................................................         16,000             1,212,000
North Fork Bancorporation, Inc. .........................................................         14,100               339,281
Northern Trust Corp. ....................................................................         10,100               712,366
Norwest Corp. ...........................................................................         37,500             1,457,813
Silicon Valley Bancshares* ..............................................................          8,000               262,000
US Bancorp ..............................................................................         18,600               727,725
Wells Fargo & Co. .......................................................................          2,700               976,050
Zions Bancorp ...........................................................................         10,800               550,800
                                                                                                                  ------------
                                                                                                                    15,627,580
                                                                                                                  ------------
Insurance 35.6%
AMBAC Inc. ..............................................................................         13,700               749,219
Aegon NV (ADR) ..........................................................................          6,400               507,600
Allstate Corp. ..........................................................................         12,100             1,138,913

    The accompanying notes are an integral part of the financial statements.


                          17 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
American General Corp. ..................................................................          5,900               396,038
American International Group, Inc. ......................................................         11,600             1,436,225
Chubb Corp. .............................................................................          3,300               262,556
Cigna Corp. .............................................................................          5,700               390,450
Conseco, Inc. ...........................................................................         12,300               573,488
ESG Re Ltd ..............................................................................         27,400               575,400
EXEL Ltd. (ADR) .........................................................................          7,800               586,950
Fremont General Corp. ...................................................................         20,300             1,160,906
General Re Corp. ........................................................................          1,600               351,800
Hartford Life, Inc. "A" .................................................................         19,800             1,019,700
MBIA, Inc. ..............................................................................         10,600               790,363
Mid Ocean, Ltd. .........................................................................          5,200               395,850
Nationwide Financial Services, Inc. "A" .................................................         21,600               938,250
PMI Group, Inc. .........................................................................          7,100               533,831
Stirling Cooke Brown Holdings Limited ...................................................         13,400               373,525
Travelers Property & Casualty Insurance Co. "A" .........................................         14,900               619,281
UNUM Corp. ..............................................................................          7,000               388,938
                                                                                                                  ------------
                                                                                                                    13,189,283
                                                                                                                  ------------
Consumer Finance 6.7%
American Express Company ................................................................          8,500               872,313
Associates First Capital Corp. ..........................................................         12,900               965,081
SLM Holding Corp. .......................................................................         15,950               637,003
                                                                                                                  ------------
                                                                                                                     2,474,397
                                                                                                                  ------------
Other Financial Companies 12.6%
CIT Group, Inc. .........................................................................          7,700               242,550
Charter One Financial, Inc. .............................................................         10,800               369,900
Federal Home Loan Mortgage Corp. ........................................................         10,100               459,550
Federal National Mortgage Association ...................................................         25,500             1,526,813
Federated Investors, Inc. "B"* ..........................................................         20,000               358,750
First Data Corp. ........................................................................         11,800               392,350
Travelers Group, Inc. ...................................................................         21,550             1,314,550
                                                                                                                  ------------
                                                                                                                     4,664,463
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $32,213,872)                                                                              35,955,723
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $33,288,872) (a)                                                          37,030,723
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           18 - Scudder Choice Series

--------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $33,293,653. At May 31, 1998, net unrealized appreciation for all securities based on tax cost was $3,737,070. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,853,151 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $116,081.

      During the period November 3, 1997 (commencement of operations) to May 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $36,090,283 and $4,019,875, respectively.

    The accompanying notes are an integral part of the financial statements.


                           19 - Scudder Choice Series

                     Investment Portfolio as of May 31, 1998

                            Scudder Health Care Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Cash Equivalents 0.3%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 5/29/98 at
  5.55%, to be repurchased at $117,054 on 6/1/98, collateralized by a $120,000                                    ------------
  U.S. Treasury Bond, 5.75%, 11/30/2002 (Cost $117,000)                                          117,000               117,000
                                                                                                                  ------------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 99.7%
------------------------------------------------------------------------------------------------------------------------------
Biotechnology & Drug Discovery 13.2%
Alexion Pharmaceuticals, Inc.* ..........................................................         16,500               195,938
Alkermes, Inc.* .........................................................................         26,500               579,688
Alza Corp. "A"* .........................................................................         14,300               691,763
ArQule, Inc. ............................................................................         14,000               199,500
BioChem Pharma, Inc.* ...................................................................         18,100               475,125
Centocor Inc.* ..........................................................................          9,800               382,200
Chiron Corp.* ...........................................................................         10,400               187,850
GelTex Pharmaceuticals, Inc.* ...........................................................          5,200               119,925
Genentech, Inc.* ........................................................................          5,800               400,200
Genzyme Corporation (General Division)* .................................................          9,900               271,013
Guilford Pharmaceuticals, Inc.* .........................................................         10,000               180,625
IDEC Pharmaceuticals Corp.* .............................................................         11,700               368,550
Ligand Pharmaceuticals "B"* .............................................................         28,500               397,219
MedImmune, Inc.* ........................................................................          9,000               448,875
Millennium Pharmaceuticals, Inc.* .......................................................          5,800               102,225
Sepracor, Inc.* .........................................................................          8,400               361,200
                                                                                                                  ------------
                                                                                                                     5,361,896
                                                                                                                  ------------
Health Industry Services 18.4%
Access Health, Inc.* ....................................................................         16,300               417,688
Boron LePore & Associates, Inc.* ........................................................          9,400               277,300
HBO & Company, Inc. .....................................................................         24,200             1,396,794
HEALTHSOUTH Corp.* ......................................................................         50,800             1,441,450
Healthcare Recoveries, Inc.* ............................................................         13,300               241,894
IDX Systems Corp.* ......................................................................          4,900               206,106
McKesson Corp. (New) ....................................................................          9,500               742,188
MedPartners, Inc.* ......................................................................         33,000               294,938
PAREXEL International Corporation* ......................................................         14,500               435,000

    The accompanying notes are an integral part of the financial statements.


                           20 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Professional Detailing, Inc.* ...........................................................          6,000               126,000
QuadraMed Corp.* ........................................................................         10,800               259,875
Quintiles Transnational Corp.* ..........................................................         13,400               651,575
Total Renal Care Holdings, Inc.* ........................................................         13,600               417,350
Wellpoint Health Networks Inc.* .........................................................          9,200               598,000
                                                                                                                  ------------
                                                                                                                     7,506,158
                                                                                                                  ------------
Hospital Management 2.3%
Tenet Healthcare Corp.* .................................................................         15,000               525,000
Universal Health Services, Inc.* ........................................................          7,600               418,000
                                                                                                                  ------------
                                                                                                                       943,000
                                                                                                                  ------------
Medical Supply & Specialty 21.6%
Acuson Corporation* .....................................................................         20,600               393,975
ArthroCare Corp.* .......................................................................         23,100               410,025
Bausch & Lomb, Inc. .....................................................................         11,900               592,769
Becton, Dickinson & Co.* ................................................................          8,400               594,300
Biomet Inc.* ............................................................................         27,200               785,400
C.R. Bard, Inc.* ........................................................................         12,000               416,250
Computer Motion, Inc.* ..................................................................         18,300               281,363
Cyberonics, Inc.* .......................................................................         15,200               172,900
ESC Medical Systems Ltd.* ...............................................................         15,800               440,425
Focal, Inc.* ............................................................................          9,900               121,275
Guidant Corp. ...........................................................................         19,900             1,282,306
Novoste Corp.* ..........................................................................         18,500               467,125
Perclose, Inc.* .........................................................................         10,100               256,288
STERIS Corp.* ...........................................................................         10,600               662,500
Sofamor Danek Group, Inc.* ..............................................................          4,500               374,063
Stryker Corp. ...........................................................................         15,700               639,775
Theragenics Corp.* ......................................................................         13,800               384,675
Wesley Jessen VisionCare, Inc.* .........................................................         20,200               545,400
                                                                                                                  ------------
                                                                                                                     8,820,814
                                                                                                                  ------------
Pharmaceuticals 37.6%
Abbott Laboratories .....................................................................         13,300               986,694
Altana AG ...............................................................................          2,900               227,547
American Home Products Corp. ............................................................         28,600             1,381,738
Astra AB "A" (ADR) ......................................................................         15,900               321,975
Baxter International Inc. ...............................................................          9,800               560,438

    The accompanying notes are an integral part of the financial statements.


                           21 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co. ................................................................         15,300             1,644,742
Dura Pharmaceuticals, Inc.* .............................................................         20,100               523,856
Elan Corp. PLC (ADS)* ...................................................................          7,400               452,788
Eli Lilly & Co. .........................................................................         17,800             1,093,588
Forest Laboratories, Inc.* ..............................................................         10,200               336,600
Glaxo Wellcome PLC (ADR) ................................................................         10,500               566,344
Merck & Co., Inc. .......................................................................          9,400             1,100,388
Novartis AG (Registered) ................................................................            370               626,196
Orion-yhtyma Oy "B" .....................................................................          7,300               218,692
Pfizer, Inc. ............................................................................         15,700             1,645,556
Schering-Plough Corp. ...................................................................         19,500             1,631,906
Takeda Chemical Industries, Ltd. ........................................................         12,000               310,158
Warner-Lambert Co. ......................................................................         26,400             1,684,650
                                                                                                                  ------------
                                                                                                                    15,313,856
                                                                                                                  ------------
Insurance 2.2%
Cigna Corp. .............................................................................         13,000               890,500
                                                                                                                  ------------
Chemicals 4.4%
Akzo-Nobel NV ...........................................................................          2,750               574,657
Monsanto Co. ............................................................................         12,700               703,263
Rhone-Poulenc SA "A" (ADR) ..............................................................          9,800               539,000
                                                                                                                  ------------
                                                                                                                     1,816,920
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $40,590,267)                                                                              40,653,144
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $40,707,267) (a)                                                          40,770,144
------------------------------------------------------------------------------------------------------------------------------

  *   Non-income producing security

  (a) The cost for federal income tax purposes was $40,726,595. At May 31, 1998, net unrealized appreciation for all securities based on tax cost was $43,549. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,815,984 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,772,435.

      During the period March 2, 1998 (commencement of operations) to May 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $47,234,011 and $6,617,744, respectively.

    The accompanying notes are an integral part of the financial statements.


                           22 - Scudder Choice Series

                     Investment Portfolio as of May 31, 1998

                             Scudder Technology Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short Term Notes 8.7%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  ------------
Federal National Mortgage Association, 5.55%, 6/1/98** (Cost $3,162,000) ................      3,162,000             3,162,000
                                                                                                                  ------------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 91.3%
------------------------------------------------------------------------------------------------------------------------------
Health Industry Services 5.3%
Access Health, Inc.* ....................................................................         17,300               443,313
HBO & Company, Inc. .....................................................................         17,900             1,033,166
IDX Systems Corp.* ......................................................................         10,900               458,481
                                                                                                                  ------------
                                                                                                                     1,934,960
                                                                                                                  ------------
Advertising 1.0%
DoubleClick, Inc.* ......................................................................         10,100               349,713
                                                                                                                  ------------
EDP Services 6.1%
Computer Horizons Corp.* ................................................................         17,500               584,609
Keane, Inc.* ............................................................................         14,300               641,713
Manhattan Associates, Inc.* .............................................................         19,900               398,000
Sapient Corp.* ..........................................................................         13,200               590,700
                                                                                                                  ------------
                                                                                                                     2,215,022
                                                                                                                  ------------
Miscellaneous Commercial Services 6.2%
AccuStaff, Inc.* ........................................................................         27,700               912,369
Gartner Group, Inc. "A"* ................................................................         22,500               743,906
Whittman-Hart, Inc.* ....................................................................         14,800               604,950
                                                                                                                  ------------
                                                                                                                     2,261,225
                                                                                                                  ------------
Telecommunications Equipment 14.2%
Ascend Communications, Inc.* ............................................................         32,300             1,394,949
Ciena Corp.* ............................................................................         18,800               977,600
L.M. Ericsson Telephone Co. "B" (ADR) ...................................................         19,800               551,925
Lucent Technologies Inc. ................................................................         17,800             1,262,688
Nokia AB Oy "A" (ADR) ...................................................................         15,100               980,556
                                                                                                                  ------------
                                                                                                                     5,167,718
                                                                                                                  ------------
Electrical Products 2.6%
FORE Systems, Inc.* .....................................................................         43,200               950,400
                                                                                                                  ------------
Computer Software 22.7%
12 Technologies Inc.* ...................................................................          7,500               446,719
BMC Software Inc.* ......................................................................         15,800               727,788

    The accompanying notes are an integral part of the financial statements.


                           23 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
CBT Group PLC (ADR)* ....................................................................          9,700               482,575
Cadence Design System Inc.* .............................................................         20,500               722,625
Check Point Software Technologies Ltd.* .................................................         25,200               705,600
Computer Associates International, Inc. .................................................         18,600               976,500
JDA Software Group, Inc.* ...............................................................          7,000               316,094
MEMCO Software Ltd.* ....................................................................         14,600               324,850
Microsoft Corp.* ........................................................................          4,600               390,138
Parametric Technology Corp.* ............................................................         31,800               974,869
QuadraMed Corp.* ........................................................................         17,900               430,719
Sterling Commerce, Inc.* ................................................................         14,000               555,625
Vantive Corp.* ..........................................................................         15,500               416,563
Xylan Corp.* ............................................................................         32,500               784,063
                                                                                                                  ------------
                                                                                                                     8,254,728
                                                                                                                  ------------
Diverse Electronic Products 2.9%
KLA Tencor Corp.* .......................................................................          9,800               331,975
Solectron Corp.* ........................................................................          8,600               355,825
Teradyne Inc.* ..........................................................................         11,600               356,700
                                                                                                                  ------------
                                                                                                                     1,044,500
                                                                                                                  ------------
EDP Peripherals 7.9%
EMC Corp.* ..............................................................................         25,200             1,044,225
MMC Networks, Inc.* .....................................................................         36,300               943,800
Network Appliance, Inc.* ................................................................         25,500               886,922
                                                                                                                  ------------
                                                                                                                     2,874,947
                                                                                                                  ------------
Electronic Components/Distributors 1.3%
Broadcom Corp.* .........................................................................          9,200               470,350
                                                                                                                  ------------
Electronic Data Processing 10.9%
Compaq Computer Corp. ...................................................................         12,300               335,944
Dell Computer Corp.* ....................................................................         10,300               848,784
Hewlett-Packard Co. .....................................................................         14,300               888,388
International Business Machines Corp. ...................................................          6,700               786,413
Sun Microsystems, Inc.* .................................................................         27,400             1,097,713
                                                                                                                  ------------
                                                                                                                     3,957,242
                                                                                                                  ------------
Office/Plant Automation 4.1%
Cisco Systems, Inc.* ....................................................................         15,400             1,164,625
Mercury Computer Systems, Inc.* .........................................................         20,100               316,575
                                                                                                                  ------------
                                                                                                                     1,481,200
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                           24 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Semiconductors 6.1%
Intel Corp. .............................................................................          6,200               442,913
Linear Technology Corp. .................................................................          9,000               629,438
PMC-Sierra, Inc.* .......................................................................          8,600               334,863
Vitesse Semiconductor Corp.* ............................................................         25,000               640,625
Xilinx Inc.* ............................................................................          4,900               186,353
                                                                                                                  ------------
                                                                                                                     2,234,192
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $32,193,546)                                                                              33,196,197
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $35,355,546) (a)                                                          36,358,197
------------------------------------------------------------------------------------------------------------------------------

 *    Non-income producing security

 **   Annualized yield at time of purchase; not a coupon rate. (Unaudited)

  (a) The cost for federal income tax purposes was $35,432,750. At May 31, 1998, net unrealized appreciation for all securities based on tax cost was $925,447. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,572,106 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,646,659.

      During the period March 2, 1998 (commencement of operations) to May 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $44,549,557 and $11,306,141, respectively.

    The accompanying notes are an integral part of the financial statements.


                           25 - Scudder Choice Series

                              Financial Statements

                       Statement of Assets and Liabilities
                               as of May 31, 1998

                                                                                    Scudder          Scudder           Scudder
Assets                                                                             Financial       Health Care       Technology
                                                                                 Services Fund        Fund              Fund
------------------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (for identified cost, see
                   accompanying investment portfolios) ......................     $ 37,030,723      $ 40,770,144     $ 36,358,197
                 Cash ......................................................              478               965           17,625
                 Receivable for investments sold ...........................               --           268,116        1,424,633
                 Receivable for Fund shares sold ...........................            9,792            30,518           29,110
                 Dividends and interest receivable .........................           40,888            30,788            2,239
                 Foreign taxes recoverable .................................              357             4,475               --
                 Deferred organization expenses ............................            9,622            12,655           11,448
                                                                                ----------------  ---------------- ----------------
                 Total assets                                                      37,091,860        41,117,661       37,843,252
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .........................               --            51,320          498,658
                 Payable for Fund shares redeemed ..........................               --            45,886           92,690
                 Other payables and accrued expenses .......................          165,391            96,582           92,560
                                                                                ----------------  ---------------- ----------------
                 Total liabilities .........................................          165,391           193,788          683,908
                -------------------------------------------------------------   ----------------  ---------------- ----------------
                 Net assets, at market value                                     $ 36,926,469      $ 40,923,873     $ 37,159,344
                -------------------------------------------------------------   ----------------  ---------------- ----------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income (loss) ................           14,902                --               --
                 Unrealized appreciation (depreciation) on:
                   Investment securities ...................................        3,741,851            62,877        1,002,651
                   Foreign currency related transactions ...................               --               (34)              --
                 Accumulated net realized gain (loss) ......................          143,464           (26,000)      (1,049,870)
                 Paid-in capital ...........................................       33,026,252        40,887,030       37,206,563
                -------------------------------------------------------------   ----------------  ---------------- ----------------
                 Net assets, at market value                                     $ 36,926,469      $ 40,923,873     $ 37,159,344
                -------------------------------------------------------------   ----------------  ---------------- ----------------
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                                ----------------  ---------------- ----------------
                 Net Asset Value, offering and redemption price per share              $14.22            $12.08           $12.07
                   (outstanding shares of beneficial interest, $.01 par value,  ----------------  ---------------- ----------------
                   unlimited number of shares authorized) ..................        2,597,296         3,387,150        3,078,971

    The accompanying notes are an integral part of the financial statements.


                           26 - Scudder Choice Series

                             Statement of Operations

          for the period (commencement of operations*) to May 31, 1998

                                                                                    Scudder           Scudder           Scudder
                                                                                   Financial        Health Care       Technology
Investment Income (Loss)                                                         Services Fund         Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ................................................     $    225,611      $     85,854     $     10,875
                 Interest .................................................           45,685            45,879           65,245
                                                                               ----------------  ---------------- ----------------
                                                                                     271,296           131,733           76,120
                 Less foreign taxes withheld ..............................             (536)           (6,572)          (1,098)
                                                                               ----------------  ---------------- ----------------
                                                                                     270,760           125,161           75,022
                 Expenses:
                 Management fee ...........................................          116,242            78,411           72,121
                 Services to shareholders .................................          154,810           160,822          146,598
                 Custodian and accounting fees ............................           27,249            13,249           12,555
                 Trustees' fees and expenses ..............................           18,621            19,326           19,326
                 Auditing .................................................           20,421            20,320           20,320
                 Registration fees ........................................           28,540            26,373           23,768
                 Reports to shareholders ..................................           23,507            14,873           12,650
                 Legal ....................................................            6,340             3,525            3,253
                 Amortization of organization expense .....................            1,229               641              601
                 Other ....................................................            4,171             3,863            3,107
                                                                               ----------------  ---------------- ----------------
                 Total expenses before reductions .........................          401,130           341,403          314,299
                 Expense reductions .......................................         (168,987)         (179,123)        (165,222)
                                                                               ----------------  ---------------- ----------------
                 Expenses, net ............................................          232,143           162,280          149,077
                -------------------------------------------------------------  ----------------  ---------------- ----------------
                 Net investment income (loss)                                         38,617           (37,119)         (74,055)
                -------------------------------------------------------------  ----------------  ---------------- ----------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                   Investments ............................................          143,464           (26,000)      (1,049,870)
                   Foreign currency related transactions ..................               --             2,209               --
                                                                               ----------------  ---------------- ----------------
                                                                                     143,464           (23,791)      (1,049,870)
                                                                               ----------------  ---------------- ----------------
                 Net unrealized appreciation (depreciation) during the
                   period on:
                   Investments ............................................        3,741,851            62,877        1,002,651
                   Foreign currency related transactions ..................               --               (34)              --
                                                                               ----------------  ---------------- ----------------
                                                                                   3,741,851            62,843        1,002,651
                -------------------------------------------------------------  ----------------  ---------------- ----------------
                 Net gain (loss) on investment transactions                        3,885,315            39,052          (47,219)
                -------------------------------------------------------------  ----------------  ---------------- ----------------
                -------------------------------------------------------------  ----------------  ---------------- ----------------
                 Net increase (decrease) in net assets resulting from
                   operations                                                   $  3,923,932      $      1,933     $   (121,274)
                -------------------------------------------------------------  ----------------  ---------------- ----------------

    * Scudder Financial Services Fund commenced operations on November 3, 1997

      Scudder Health Care Fund and Scudder Technology Fund commenced operations on March 2, 1998

    The accompanying notes are an integral part of the financial statements.


                           27 - Scudder Choice Series

                       Statement of Changes in Net Assets

                                                                                           For the Period (commencement of
                                                                                            operations*) to May 31, 1998

                                                                                     Scudder          Scudder           Scudder
                                                                                    Financial       Health Care       Technology
Increase (Decrease) in Net Assets                                                 Services Fund        Fund              Fund
------------------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income (loss) ................................    $     38,617     $    (37,119)     $    (74,055)
                Net realized gain (loss) from investment transactions .......         143,464          (23,791)       (1,049,870)
                Net unrealized appreciation (depreciation) on
                  investment transactions during the period .................       3,741,851           62,843         1,002,651
                                                                                ---------------- ----------------  ----------------
                Net increase (decrease) in net assets resulting from
                  operations ................................................       3,923,932            1,933          (121,274)
                                                                                ---------------- ----------------  ----------------
                Distributions to shareholders from:
                Net investment income .......................................         (41,350)              --                --
                                                                                ---------------- ----------------  ----------------
                Fund share transactions:
                Proceeds from shares sold ...................................      35,640,825       42,821,776        38,714,812
                Net asset value of shares issued to shareholders in
                  reinvestment of distributions .............................          40,371               --                --
                Cost of shares redeemed .....................................      (2,656,047)      (1,910,103)       (1,441,830)
                Redemption fees .............................................          17,538            9,067             6,436
                                                                                ---------------- ----------------  ----------------
                Net increase (decrease) in net assets from Fund share
                  transactions ..............................................      33,042,687       40,920,740        37,279,418
                                                                                ---------------- ----------------  ----------------
                Increase (decrease) in net assets ...........................      36,925,269       40,922,673        37,158,144
                Net assets at beginning of period ...........................           1,200            1,200             1,200
                                                                                ---------------- ----------------  ----------------
                Net assets at end of period (a) .............................    $ 36,926,469     $ 40,923,873      $ 37,159,344
                                                                                ---------------- ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ...................             100              100               100
                                                                                ---------------- ----------------  ----------------
                Shares sold .................................................       2,789,515        3,543,239         3,194,723
                Shares issued to shareholders in reinvestment of
                  distributions .............................................           3,199               --                --
                Shares redeemed .............................................        (195,518)        (156,189)         (115,852)
                                                                                ---------------- ----------------  ----------------
                Net increase (decrease) in Fund shares ......................       2,597,196        3,387,050         3,078,871
                                                                                ---------------- ----------------  ----------------
                Shares outstanding at end of period .........................       2,597,296        3,387,150         3,078,971
                                                                                ---------------- ----------------  ----------------

                (a)   Includes undistributed net investment income of .......    $     14,902     $         --      $         --

    * Scudder Financial Services Fund commenced operations on November 3, 1997

      Scudder Health Care Fund and Scudder Technology Fund commenced operations on March 2, 1998

    The accompanying notes are an integral part of the financial statements.


                           28 - Scudder Choice Series

                              Financial Highlights

                         Scudder Financial Services Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                              November 3,
                                                                                                                 1997
                                                                                                            (commencement
                                                                                                           of operations) to
                                                                                                             May 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         ------------------
Net asset value, beginning of period ................................................................          $12.00
Income (loss) from investment operations:                                                                ------------------
Net investment income (loss) ........................................................................             .02
Net realized and unrealized gain (loss) on investments ..............................................            2.22
                                                                                                         ------------------
Total from investment operations ....................................................................            2.24
                                                                                                         ------------------
Less distributions from net investment income .......................................................            (.03)
Redemption fees .....................................................................................             .01
                                                                                                         ------------------
Net asset value, end of period ......................................................................          $14.22
                                                                                                         ------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ............................................................................           18.73**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................................................              37
Ratio of operating expenses, net, to average daily net assets (%) ...................................            1.50*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ..............            2.59*
Ratio of net investment income to average daily net assets (%) ......................................             .25*
Portfolio turnover rate (%) .........................................................................            25.0*
Average commission rate paid ........................................................................          $.0395

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


                           29 - Scudder Choice Series

                              Financial Highlights

                            Scudder Health Care Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                                            March 2, 1998
                                                                                                            (commencement
                                                                                                          of operations) to
                                                                                                            May 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         ------------------
Net asset value, beginning of period ................................................................          $12.00
Income (loss) from investment operations:                                                                ------------------
Net investment income (loss) ........................................................................            (.01)
Net realized and unrealized gain (loss) on investments ..............................................             .09
                                                                                                         ------------------
Total from investment operations ....................................................................             .08
                                                                                                         ------------------
Redemption fees .....................................................................................              --***
                                                                                                         ------------------
Net asset value, end of period ......................................................................          $12.08
                                                                                                         ------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ............................................................................             .67**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................................................              41
Ratio of operating expenses, net, to average daily net assets (%) ...................................            1.75*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ..............            3.68*
Ratio of net investment income to average daily net assets (%) ......................................            (.40)*
Portfolio turnover rate (%) .........................................................................            68.3*
Average commission rate paid ........................................................................          $.0573

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized
***  Amount is less than one half of $.01.


                           30 - Scudder Choice Series

                              Financial Highlights

                             Scudder Technology Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                                            March 2, 1998
                                                                                                            (commencement
                                                                                                          of operations) to
                                                                                                            May 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         ------------------
Net asset value, beginning of period ................................................................          $12.00
Income (loss) from investment operations:                                                                ------------------
Net investment income (loss) ........................................................................            (.03)
Net realized and unrealized gain (loss) on investments ..............................................             .10
                                                                                                         ------------------
Total from investment operations ....................................................................             .07
                                                                                                         ------------------
Redemption fees .....................................................................................              --***
                                                                                                         ------------------
Net asset value, end of period ......................................................................          $12.07
                                                                                                         ------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ............................................................................             .58**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................................................              37
Ratio of operating expenses, net, to average daily net assets (%) ...................................            1.75*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ..............            3.69*
Ratio of net investment income to average daily net assets (%) ......................................            (.87)*
Portfolio turnover rate (%) .........................................................................           136.5*
Average commission rate paid ........................................................................          $.0442

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized
***  Amount is less than one half of $.01.


                           31 - Scudder Choice Series

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund (the "Funds") are each a non-diversified series of Scudder Securities Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as and open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by each Fund in the preparation of its financial statements.

The initial fiscal year end of the Funds was August 31. Subsequently, the Funds' Trustees have approved the change of each Fund's fiscal year end to May 31.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i)  market  value  of  investment  securities,   other  assets  and  other
       liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

                           32 - Scudder Choice Series

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, Scudder Financial Services Fund paid no federal income taxes and no federal income tax provision was required. From March 2, 1998 (commencement of operations) through May 31, 1998, Scudder Health Care Fund and Scudder Technology Fund incurred approximately $7,000 and $973,000 of net realized capital losses, respectively. As permitted by tax regulations, Scudder Health Care Fund and Scudder Technology Fund intend to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 1999.

Redemption Fees. In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the applicable Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Funds use the identified cost method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes.

Organization Costs. Costs incurred by each Fund in connection with their organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                               B. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of Scudder Financial Services Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between Scudder Financial Services Fund and Scudder Kemper was approved by the Trust's Board of Trustees. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

                           33 - Scudder Choice Series

Under the Management Agreement with Scudder Kemper, each Fund pays the Adviser a fee equal to an annual rate of 0.75% for Scudder Financial Services Fund, 0.85% for Scudder Health Care Fund and 0.85% for Scudder Technology Fund, based on the applicable Funds' average daily net assets, computed and accrued daily and payable monthly. The Adviser directs the investments of each Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with each Management Agreement. In addition, the Adviser has agreed not to impose all or a portion of each Fund's management fee until December 31, 1998 in order to maintain the annualized expenses of each of Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund at no more than 1.50%, 1.75% and 1.75%, respectively, of the average daily net assets of each Fund. For the period November 3, 1997 (commencement of operations) to May 31, 1998, the Adviser did not impose any of its management fee for Scudder Financial Services Fund, which amounted to $116,242. For the period March 2, 1998 (commencement of operations) to May 31, 1998, the Adviser did not impose any of its management fee for Scudder Health Care Fund and Scudder Technology Fund, which amounted to $78,411 and $72,121, respectively.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for each Fund. For the period November 3, 1997 (commencement of operations) to May 31, 1998, SSC did not impose a portion of its fee for Scudder Financial Services Fund amounting to $44,865, and the amount imposed aggregated $79,691, all of which is unpaid at May 31, 1998. For the period March 2, 1998 (commencement of operations) to May 31, 1998, SSC did not impose a portion of its fee for Scudder Health Care Fund and Scudder Technology Fund amounting to $93,856 and $86,468, respectively, and the amount imposed aggregated $41,016 and $43,249, respectively. These amounts are unpaid at May 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Fund. For the period from November 3, 1997 (commencement of operations) to May 31, 1998, SFAC did not impose a portion of its fee for Scudder Financial Services Fund amounting to $7,879, and the amount imposed aggregated $13,996, all of which is unpaid at May 31, 1998. For the period March 2, 1998 (commencement of operations) to May 31, 1998 SFAC did not impose a portion of its fee for Scudder Health Care Fund and Scudder Technology Fund amounting to $6,857 and $6,633, respectively, and the amount imposed aggregated $2,996, and $3,318, respectively. These amounts are unpaid at May 31, 1998.

The Funds pay each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the period November 3, 1997 (commencement of operations) to May 31, 1998 the Trustees' fees and expenses for Scudder Financial Services Fund aggregated $18,621. For the period March 2, 1998 (commencement of operations) to May 31, 1998 the Trustees' fees and expenses for Scudder Health Care Fund and Scudder Technology Fund aggregated $19,326 and $19,326, respectively.

                           34 - Scudder Choice Series

                        Report of Independent Accountants

To the Board of Trustees of Scudder Securities Trust and the Shareholders of Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund (the "Funds") at May 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
July 10, 1998


                           35 - Scudder Choice Series

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Consultant

William T. Burgin
Trustee; General Partner, Bessemer
Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital
Management Corporation

William H. Luers
Trustee; President, The
Metropolitan Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Trustee;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman of
the Board and Director, Kirby
Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Doherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Roy C. McKay*
Vice President

Thaddeus Paluszek*
Vice President

Kimberly A. Purvis*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                           36 - Scudder Choice Series

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                           37 - Scudder Choice Series

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           38 - Scudder Choice Series


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           39 - Scudder Choice Series

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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